INCOME TAXES	12 Months Ended
May 31, 2018
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE 13 – INCOME TAXES

The Company accounts for income taxes under FASB ASC 740-10, which provides for an asset and liability approach of accounting for income taxes. Under this approach, deferred tax assets and liabilities are recognized based on anticipated future tax consequences, using currently enacted tax laws, attributed to temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts calculated for income tax purposes.

As of May 31, 2018 and 2017, the Company had incurred a net operating loss and, accordingly, no provision for income taxes has been recorded. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets.

The tax effects of the temporary differences that give rise to the Company’s estimated deferred tax assets and liabilities are as follows:

	May 31,	May 31,
	2018	2017
Federal and state statutory rate	34%	34%
Net operating loss carry forwards	2,790,481	1,386,438
Valuation allowance for deferred tax assets	(2,790,481)	(1,386,438)
Net deferred tax assets	-	-

As of May 31, 2018 and 2017, the Company had net operating loss carry forwards of approximately $2,790,481 and $1,386,438 available to offset future taxable income.  The net operating loss carry forwards, if not utilized, will begin to expire in 2037.

Based on the available objective evidence, including the Company’s history of losses, management believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company has provided for a full valuation allowance against its net deferred tax assets at May 31, 2018 and 2017.  The Company had no uncertain tax positions as of May 31, 2018.